UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2025
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Acumen Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40551	36-4108129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1210-1220 Washington Street, Suite 210 Newton, Massachusetts	02465
(Address of Principal Executive Offices)	(Zip Code)
(617) 344-4190
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ABOS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.
On July 15, 2025, Acumen Pharmaceuticals, Inc. (“Acumen” or the “Company”) entered into a strategic collaboration, option and license agreement with JCR Pharmaceuticals (“JCR”). The Company and JCR aim to develop an Enhanced Brain Delivery (EBD™) product to treat Alzheimer’s disease, leveraging Acumen’s amyloid beta oligomer-selective antibody expertise and JCR’s transferrin-receptor-targeting blood-brain barrier-penetrating technology.

Under the terms of the agreement, JCR will receive an upfront payment and will be eligible for an additional option payment of $9.25 million should Acumen exercise its exclusive option to develop up to two development candidates. JCR will also be eligible to receive future milestone payments of up to $40 million related to development, and up to $515 million related to sales, for a total of up to $555 million, as well as single digit percentage royalties on sales of any products that emerge from the collaboration.
The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which the Company expects to include as an exhibit to a future periodic report, to be filed with the U.S. Securities and Exchange Commission.
Item 7.01     Regulation FD Disclosure.
On July 15, 2025, the Company posted an updated corporate presentation to its website at https://investors.acumenpharm.com/news-events/presentations, which the Company may use from time to time in communications or conferences. The corporate presentation was updated to reflect the announced strategic collaboration with JCR, including the expectation of a preclinical data package in early 2026 whereupon the Company will have the exclusive option to develop up to two EBD candidates. A copy of the corporate presentation is attached as Exhibit 99.1 to this Report.

The information in this Item 7.01 of this Report (including Exhibit 99.1), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company’s submission of this Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01    Financial Statements and Exhibits.
(d).Exhibits

Exhibit No.	Description
99.1	Corporate Presentation, dated July 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acumen Pharmaceuticals, Inc.

Dated: July 15, 2025	By:	/s/ Derek M. Meisner
Derek M. Meisner Chief Legal Officer